Lord Abbett Multi-Asset Growth Fund

Supplement dated November 2, 2015 to the

Summary Prospectus dated April 1, 2015

The following table replaces the table in the subsection under “Management – Portfolio Manager” on page 13 of the summary prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Robert I. Gerber, Partner and Chief Investment Officer	2005
Giulio Martini, Portfolio Manager	2015

Please retain this document for your future reference.